LONG-TERM DEBT - Aggregate Contractual Maturities of Long-Term Debt (Details) - USD ($) $ in Thousands	Dec. 31, 2019	Dec. 31, 2018
Debt Disclosure [Abstract]
2020	$ 13,750
2021	13,750
2022	27,500
2023	192,500
Total	247,500
Less: current portion of long-term debt	13,750	$ 13,750
Less: unamortized debt issuance costs	1,804	2,529
Long-term debt, net	$ 231,946	$ 244,971